UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2026
INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-5820
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	IBCP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On June 17, 2026, HCB Financial Corp. (“HCB”) held a special meeting of its shareholders (the “Meeting”) to approve that certain Agreement and Plan of Merger, dated as of March 18, 2026 (the “Merger Agreement”) by and between Independent Bank Corporation (“Independent”) and HCB.

HCB disclosed that at the Meeting, shareholders of HCB voted to approve HCB’s proposed merger with Independent, pursuant to the Merger Agreement. The parties anticipate closing the merger on July 1, 2026, subject to satisfaction of applicable closing conditions.

Forward Looking Statements
This document contains certain forward-looking statements about Independent, such as statements about the expected completion of the proposed merger. Independent intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Independent and HCB, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the inability to complete the proposed merger due to the failure to satisfy the various conditions to closing, including failure to obtain the required regulatory and shareholder approvals. Additional information concerning Independent, including additional factors and risks that could materially affect Independent’s financial results, are included in Independent’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to Independent or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Independent does not undertake any obligation to update any forward-looking information contained in this document, whether as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	June 18, 2026	By	s/Gavin A. Mohr
Gavin A. Mohr, Principal Financial Officer
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